Exhibit 23.3


                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS


     We consent to the incorporation by reference in this registration statement on this Form S-4 of our report dated January 30, 2001 on our audits of the financial statements of In Full Affect, Inc. as of December 31, 2000 and 1999. We also consent to the reference to our firm under the caption "Experts" in this registration statement on this amendment one to the Form S-4.

                                                ROBISON,  HILL  &  CO.


                                                /s/  Robison,  Hill  &  Co.

Salt  Lake  City,  Utah
February  12,  2001


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